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                                                                     Exhibit 4.1

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                              [LOGO APPEARS HERE]

- ---------------                                                 ----------------
    NUMBER                                                           SHARES
CF
- ---------------                                                 ----------------
          INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA
                            CAROLINA FINCORP, INC.
                               ROCKINGHAM, N.C.
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                              CUSIP 143874 10 5


THIS IS TO CERTIFY THAT



is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE OF

   _________________________ CAROLINA FINCORP, INC.________________________

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. The security evidenced by this certificate is not a deposit account or savings account and is not federally insured or guaranteed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

               SECRETARY      [SEAL APPEARS HERE]     PRESIDENT


COUNTERSIGNED AND REGISTERED:
       REGISTRAR AND TRANSFER COMPANY
          (CRANFORD, NEW JERSEY)         TRANSFER AGENT
                                          AND REGISTRAR


BY

                                              AUTHORIZED SIGNATURE

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

                             CAROLINA FINCORP, INC

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The Corporation will furnish to any shareholder upon request and without charge a copy of the Articles of Incorporation and Bylaws of the Corporation, which set forth certain other provisions with respect to acquisition of shares of the Corporation, as well as a description of the Corporation's authorized common and preferred stock and other provisions affecting stockholder rights and corporate governance.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants
                in common        UNIF GIFT MIN ACT - .........Custodian.........
     TEN ENT  - as tenants                            (Cust)            (Minor)
                by the entireties                    under Uniform Gifts Minors
     JT TEN   - as joint tenants                     Act........................
                with right of                                   (State)
                survivorship and
                not as tenants in
                common

    Additional abbreviations may also be used though not in the above list.

For value received,__________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL, SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
____________________________________________

____________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _____________________________


               NOTICE: _________________________________________________________
                             THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


    SIGNATURE(S) GUARANTEED: ___________________________________________________
                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                             ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                             STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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- ----------------         Richmond Savings Bank, Inc., SSB     ------------------
    NUMBER                  Rockingham, North Carolina              SHARES

- ----------------                                              ------------------


  --------------------------------------------------------------------------

                          COMMON                STOCK

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     The security evidenced by this Certificate is not a deposit account or savings account and is not federally insured or guaranteed.


     THIS CERTIFIES THAT _______________________________________________ is the
     registered holder of ______________________________________________ Shares

     transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed
          this ______________ day         of _____________________ A. D.  19__


  _________________________     [SEAL APPEARS HERE]    _______________________
  Secretary                                            President

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

The Corporation will furnish to any stockholder upon request and without a charge a copy of the Charter and Bylaws of the Corporation, which set forth certain other provisions with respect to acquisition of shares of the Corporation, as well as a description of the Corporation's authorized common and preferred stock and other provisions affecting stockholder rights and corporate governance.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

   TEN COM     - as tenants in common    UNIF GIFT MIN ACT--.....Custodian.....
   TEN ENT     - as tenants by the entireties              (Cust)        (Minor)
                                                   under Uniform Gifts to Minors
   JT  TEN     - as joint tenants with right
                 of survivorship and not as        Act...................
                 tenants in common                           (State)

               Additional abbreviations may also be used though not in the above list.


   For Value received,____________________hereby sell, assign and transfer unto Please insert social security or other identifying number of Assignee
______________________________________

_______________________________________________________________________________

_______________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocable constitute and appoint________________________________________________________________________

_______________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_______________
                                ___________________________

          In presence of

_______________________________